SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 10549

                              --------------------



                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

--------------------------------------------------------------------------------


                  Filed by the Registrant                     |X|
                  Filed by a Party other than the Registrant  |_|

                  Check the appropriate box:
--------------------------------------------------------------------------------
                  |_|      Preliminary Proxy Statement
                  |_|      Confidential, for Use of the Commission Only
                           (as permitted by Rule 14a-6(e)(2))
                  |X|      Definitive Proxy Statement
                  |_|      Definitive Additional Materials
                  |_|      Soliciting Material Pursuant to SS 240.14a-11(c)
                           or SS 240.14a-12

--------------------------------------------------------------------------------


                          AG-BAG INTERNATIONAL LIMITED
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


--------------------------------------------------------------------------------

                          AG-BAG INTERNATIONAL LIMITED
                               2320 SE Ag-Bag Lane
                               Warrenton, OR 97146

                                 April 27, 2000

Dear Stockholder:

You are cordially invited to attend the 2000 Annual Meeting of Stockholders (the "Annual Meeting") of Ag-Bag International Limited (the "Company").

                  Place:   Company Headquarters
                           2320 SE Ag-Bag Lane
                           Warrenton, OR  97146

                  Date:    Monday, June 5, 2000

                  Time:    9:00 a.m. local time

         The Notice of the Annual Meeting and Proxy Statement accompany this letter. The Proxy Statement describes the business to be transacted at the meeting and provides other information concerning the Company.

         The principal business to be transacted at the Annual Meeting will be election of directors and the ratification of the appointment of the Company's independent public accountants. The Board of Directors recommends that stockholders vote for election of the nominated directors and for ratification of the appointment of the Company's independent public accountants.

         We know that many of our stockholders will be unable to attend the Annual Meeting. Proxies are therefore solicited so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the meeting. Whether or not you plan to attend the Annual Meeting, we hope that you will have your stock represented by marking, signing, dating and returning your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy card. You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card.

                                   Sincerely,

                                   Lou Ann Tucker, Secretary

--------------------------------------------------------------------------------

                                    IMPORTANT


A proxy card is enclosed herewith. All stockholders are urged to complete and mail the proxy card promptly. The enclosed envelope for return of the proxy card requires no postage. Any stockholder attending the Annual Meeting may personally vote on all matters that are considered, in which event the signed proxy will be revoked.

                    IT IS IMPORTANT THAT YOUR STOCK BE VOTED

--------------------------------------------------------------------------------

                          AG-BAG INTERNATIONAL LIMITED
                         ANNUAL MEETING -- JUNE 5, 2000
            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



The undersigned hereby appoints Larry Inman and Lou Ann Tucker, and each of them, proxies, with power of substitution to vote on behalf of the undersigned all shares which the undersigned may be entitled to vote at the annual meeting of stockholders of Ag-Bag International Limited to be held at 2320 SE Ag-Bag Lane, Warrenton, Oregon, on June 5, 2000, at 9:00 A.M. Pacific Daylight Time, or at any adjournment or adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to the following:

PROPOSAL 1 - ELECTION OF CLASS II DIRECTORS - Proposed by Board of Directors


         |_| FOR all nominees listed below (except as marked to the contrary below) or, if any named nominee is unable to serve, for a substitute nominee.


         |_| WITHHOLD AUTHORITY to vote for all nominees listed below.

                  Michael B. Leahy, Arthur P. Schuette, and Rolf E. Soderstrom

(INSTRUCTION:     To withhold  authority  to vote for any  individual  nominee, write that  nominee's  name in the space provided below.)


------------------------     -------------------------    ----------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED ABOVE.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, subject to certain exceptions.


PROPOSAL 2 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS - Proposed by Board of Directors

Ratify the selection of Moss Adams LLP as the Company's independent public accountants for the fiscal year ending December 31, 2000.


         |_| FOR                    |_| AGAINST                    |_| ABSTAIN

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND PROPOSAL 2. THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING, SUBJECT TO CERTAIN EXCEPTIONS.

                                     Date: _______________________, 2000.



                                     -------------------------------------------
                                     Stockholder's Signature



                                     -------------------------------------------
                                     Stockholder's Signature
                                     (if shares are held jointly)

                                     Please date and sign exactly as your name appears hereon, including designation as executor, trustee, etc., if applicable. When shares are held jointly, each joint owner should sign. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or other entity, please sign in such entity's name by an authorized person.


PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                          AG-BAG INTERNATIONAL LIMITED
                               2320 SE Ag-Bag Lane
                             Warrenton, Oregon 97146


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held June 5, 2000


TO THE STOCKHOLDERS OF AG-BAG INTERNATIONAL LIMITED:

                  The Annual Meeting of Stockholders (the "Annual Meeting") of Ag-Bag International Limited, a Delaware corporation (the "Company") will be held at the offices of the Company, 2320 SE Ag-Bag Lane, Warrenton, Oregon, on Monday, June 5, 2000, at 9:00 A.M. Pacific Daylight Time, for the following purposes:


                  1. Electing three directors to serve for a three-year term and until their successors are elected and qualified;

                  2. Ratifying the appointment of Moss Adams LLP as independent public accountants for the fiscal year ended December 31, 2000; and

                  3. Transacting such other business as may properly come before the meeting or any adjournments thereof.

                  The Board of Directors has fixed the close of business on April 17, 2000 as the record date. Only stockholders of record as of such date are entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof. A list of stockholders entitled to vote at the annual meeting will be available for inspection at the offices of the Company.


                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           LouAnn Tucker, Secretary
Warrenton, Oregon
April 27, 2000


--------------------------------------------------------------------------------
All stockholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please mark and sign the enclosed proxy card and return it promptly in the enclosed envelope. The giving of such proxy does not affect your right to revoke it later or vote your shares in person in the event that you choose to attend the Annual Meeting.
--------------------------------------------------------------------------------

                          AG-BAG INTERNATIONAL LIMITED
                               2320 SE Ag-Bag Lane
                             Warrenton, Oregon 97146
                                 (503) 861-1644

                     --------------------------------------

                                 PROXY STATEMENT
                       For Annual Meeting of Stockholders
                           To Be Held on June 5, 2000

                     --------------------------------------




                        PERSONS MAKING THIS SOLICITATION

                  The accompanying proxy is solicited by the Board of Directors of Ag-Bag International Limited, a Delaware corporation, (the "Company"), in connection with the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held at 2320 SE Ag-Bag Lane, Warrenton, Oregon 97146 on June 5, 2000, at 9:00 a.m. local time. Copies of this proxy statement and the accompanying proxy are being mailed to the stockholders on or about April 27, 2000.

                  The expense of this solicitation will be paid by the Company. Solicitations will be made by the Company primarily by the use of the mails. If necessary to obtain reasonable representation of stockholders at the annual meeting, solicitations made by the Company may also be made by telephone, telegraph or personal interview. Such further solicitation, if any, will be made by regular employees of the Company who will not be additionally compensated therefor. The Company will request brokers, banks or other persons holding stock in their names, or in the names of their nominees, to forward proxy materials to the beneficial owners of such stock or request authority for the execution of the proxies and will reimburse brokers or other persons for their expenses in so doing. Your cooperation in promptly completing, signing, dating and returning the enclosed proxy card will help avoid additional expense.

                                     VOTING

                  Only stockholders of record at the close of business on April 17, 2000 are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on that date, 12,061,991 shares of Common Stock, $0.01 par value per share were outstanding (the "Outstanding Shares").

                  Each Outstanding Share entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting. A quorum, consisting of a majority of the Outstanding Shares, must be present in person, or by proxy, for the transaction of business. If a quorum is present, each nominee for election to the Board of Directors will be elected by a plurality of the votes cast by holders of the Outstanding Shares. The appointment of Moss Adams, LLP will be ratified if Proposal 2 receives the affirmative vote of a majority of the Outstanding Shares represented at the Annual Meeting. Abstentions and other non-votes will be counted for purposes of determining whether a quorum exists at the Annual Meeting, but will not be counted in calculating a plurality as to a particular nominee. An abstention or non-vote has the effect of a vote against a proposal.

                  When a proxy in the form accompanying this proxy statement is properly executed and returned, the shares represented will be voted at the meeting in accordance with the instructions specified in the proxy. If no instructions are specified, the shares will be voted FOR the election of each nominee and FOR the ratification of the independent accountants and such votes will be counted toward determining a quorum.

                              REVOCABILITY OF PROXY

         Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The stockholder may revoke a proxy given in response to this solicitation by (i) delivering a written notice of revocation, or later-dated proxy, to the Secretary of the Company, or (ii) attending the meeting and voting in person. Attendance at the Annual Meeting will not by itself revoke a proxy. Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated, the shares will be voted "FOR" election of each of the nominees to the Board of Directors named in this Proxy Statement.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

                  The business and affairs of the Company are managed under the direction of its Board of Directors. The Company's Bylaws provide that the Board of Directors shall consist of not less than 6 nor more than 9 members. Members of the Board of Directors are elected for a term of three years or until their successors are elected.

                  The Company has a classified Board of Directors consisting of two Class I directors, Messrs. Foster and Vinson, three Class II directors, Messrs. Leahy, Schuette and Soderstrom, and three Class III directors, Messrs. Inman, Cunningham and Thurston. At each Annual Meeting, the members of one class of directors are elected for a term of three years to succeed those directors whose terms expire at that Annual Meeting.

                  The Board of Directors has nominated, as Class II directors, Michael B. Leahy, Arthur P. Schuette and Rolf E. Soderstrom (the "Nominees"). The Nominees are members of the present

Board of Directors, and have consented to continue to serve as directors, if elected. The Class II directors to be elected at the 2000 Annual Meeting will serve until the Annual Meeting in 2003 and until their successors are elected and qualified.

                  If any Nominee becomes unable to serve prior to the Annual Meeting, the proxy holders will have the discretion to vote for a replacement nominee.

                  The following table sets forth information with respect to the Nominees, and each other director, including their names and ages as of April 27, 2000, business experience during the past five years and directorships in other public corporations.

                           Director        Business
Name                 Age    Since          Experience
----                 ---   --------        ----------

CLASS II (DIRECTORS WHOSE TERMS OF OFFICE WILL EXPIRE IN 2003):
--------

Michael B. Leahy     65     1994       Director of the Company (since 1994);
                                       Managing Director of Leahy Timber (Tree
                                       Farm) (since 1962); Director and
                                       Secretary of Ladd Estate Company (Real
                                       Estate Investment Company) (since 1997).

Arthur P. Schuette   60     1990       Director of the Company (since 1990) and
                                       Vice President of Sales of the Company
                                       (since 1991); Treasurer of the Company
                                       (1990-1991) and Ag- Bag Corporation
                                       (1983-1991), a former subsidiary.

Rolf E. Soderstrom   67     1996       Director of the Company (since 1996);
                                       President of the TCS Group (consulting
                                       company) (since 1991); Managing Director of the Nassau Group (investment banking company) (since 1992); General Partner of
                                       Green Field Capital Management
                                       (investment company) (since 1993).


CLASS III (DIRECTORS WHOSE TERMS OF OFFICE WILL EXPIRE IN 2001):
---------

Larry R. Inman       49     1990       Director, Chairman of the Board and Chief
                                       Executive Officer of the Company (since
                                       1990); President of the Company since
                                       1993; President of Ag-Bag Corporation
                                       (1984-1989) and Chairman (1989-1994) of
                                       Ag-Bag Corporation (former subsidiary).

Lemuel E. ("Book")   78     1990       Director of the Company (since 1990);
Cunningham                             Vice President of the Company(1990-1996);
                                       Owner/operator of Post Oaks Ranch and

                                       Cunningham Cattle and Feed Company (since
                                       1958).

Robert N. Thurston   67     1996       Director of the Company (since 1996);
                                       Director of McDonald's Corporation (food service company) (since 1974); Director of ACNielsen (market research company)
                                       (since 1996).

CLASS I (NOMINEES FOR TERMS OF OFFICE TO EXPIRE IN 2002):
-------

Stan Vinson          46     1998       Director of the Company (since 1998),
                                       Vice-President/Treasurer, CH2M-Hill
                                       (Manufacturing Company) (1998 to
                                       present); Vice President, Wells Fargo
                                       Bank (formerly First Interstate
                                       Bank)(1984-1998).

Michael W. Foster    59     1990       Director of the Company (since 1990);
                                       President of Oregon Pacific Industries of
                                       LaPine, Oregon (pallet mill operation)
                                       (1988 to 1995); President of Astoria
                                       Pacific Industries, Inc. (investment
                                       company) (since 1989); President of
                                       Airporter Marketing Company, Inc.
                                       (marketing company) (since 1995);
                                       Educator (1976-1996); Executive Director
                                       Clatsop Community College Foundation
                                       (foundation) (since 1999).


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES.


Directors' Meetings, Committees and Compensation
------------------------------------------------

                  Meetings. During the year ended December 31, 1999, the Board of Directors met seven times. Each director attended more than 75% of the aggregate number of meetings of the Board and committees during the period of which such director was a member of the Board and any such Committee.

                  Committees. The Company has a standing Audit Committee which reviews the Company's annual audit and any comments or management reports issued in connection therewith and reports to the Board of Directors on any matters it believes should be brought to the Board's attention. It is also responsible for reviewing the Company's conflicts of interest, if any, and reviews matters relating to disclosure, corporate practices, regulatory and financial reporting, accounting procedures and policies, and financial and accounting controls. The current members of the Audit Committee are directors Foster, Vinson and Leahy. All directors serving on the committee are "independent" as defined in the NASD's listing standards. The Audit Committee held two meetings in 1999. The committee has discussed with the Company's independent auditors the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, and has received notice from the auditors that they are independent as required by Independence Standards Board Standard No. 1. In addition, the committee has reviewed and discussed the audited financial statements with management and recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Commission. The Company's Board of Directors has also adopted a written charter for its audit committee which is included as an appendix to this filing.

                  The Company also has a Stock Plan Committee of two nonemployee directors who administer and make awards under the Company's Incentive Stock Option Plan and its 1991 Employee Stock Plan. The current members of the committee are directors Foster and Leahy. The Stock Plan Committee held no meetings in 1999. The Board of Directors does not have a standing compensation committee. Larry Inman, Michael Wallis, Walter Jay and Terri Opsahl participated in the deliberations of the Board of Directors concerning executive officer compensation.

                  The Board of Directors will consider nominees for the Board recommended by stockholders. The stockholder should specify the name of each proposed nominee and should set forth information as to the nominee's qualifications for membership on the Board.

                  Compensation. No fees were paid to any director serving on the Board of Directors during 1999. Directors who are officers or employees of the Company receive no compensation for service as members of the Board or its committees. Beginning January 1, 2000, non-employee directors will receive an annual retainer fee of $10,000, plus a fee of $500 for each Board and committee meeting attended.

                  Pursuant to the Company's Non-Employee Director Stock Option Plan, adopted in 1996, each non-employee director receives an initial option to purchase 50,000 shares of the Company's Common Stock, ("Common Stock"), which vest over a three year period at the rate of 40% after six months, 40% after two years and 20% after three years. The non-employee director options are exercisable at the fair market value of the stock on the date of grant. A total of 350,000 options have been granted under the Non-Employee Director Stock Option Plan, 300,000 of which are fully vested. Beginning with the June 5, 2000 Annual Meeting, directors who have served a three year term will receive an annual grant of 10,000 options which become exercisable six months after the grant date. The exercise price for the options granted to nonemployee directors is equal to the fair market value of the Common Stock on the date of grant.






                     SECURITY OWNERSHIP OF BENEFICIAL OWNERS

                  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's officers, directors or persons who own more than 10% of the Common Stock of the Company file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership of Common

Stock and other equity securities of the Company on Form 4 and Form 5. Officers, directors and holders of more than 10% of the Common Stock are required by SEC regulations to furnish to the Company copies of all Section 16(a) reports that they file. To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company and written representations that no other reports are required, during the 1999 fiscal year all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with by such persons.

                  The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of April 7, 2000, by (i) each director, director nominee and named executive officer; (ii) each person known to the Company to be a beneficial owner of more than 5% of the outstanding Common Stock; and (iii) all directors and executive officers as a group. Except as otherwise indicated in the notes below, each person whose ownership is reported has sole voting power and sole dispositive power as to the number of shares shown.

                                       Amount and
                                        Nature of            Percent of
Name and Address of                    Beneficial               Class
Beneficial Owner                        Ownership            Outstanding
-------------------                    ----------            -----------
Steven G. Ross                         1,800,000                14.54%
2000 West Marshall Dr.
Grand Prairie, TX  75051

Lemuel E. Cunningham                   1,362,579   1 2          11.00%
7000 W. Seven Rivers Dr.
Crystal River, FL  32629

Larry R. Inman                         1,016,881   3             8.21%
2320 SE Ag-Bag Lane
Warrenton, OR  97146

Arthur P. Schuette                       267,959   4             2.16%
513 Porter's Neck Road
Wilmington, NC  28411

Michael W. Foster                        274,260   5 2           2.21%
1636 Irving Street
Astoria, OR  97103

Michael B. Leahy                         120,000   6 2            .97%
2944 S.W. Montgomery Dr.
Portland, OR 97201




----------

1 Held in trust by the Lemuel E. Cunningham Living Trust, of which Lemuel E. Cunningham and Naomi Ruth Cunningham are the trustees.

2 Includes options to purchase 50,000 shares of Common Stock which were granted under the Non-Employee Director Stock Option Plan.

3 Includes options to purchase 20,000 shares of Common Stock held by Larry
Inman.

4 Held jointly with Mr. Schuette's wife, except for 980 shares held by Mr. Schuette directly.

5 Mr. Foster is the beneficial owner of 224,260 shares, consisting of (i) 219,142 shares owned directly, and (ii) 5,118 shares owned by Astoria Pacific Industries, Inc., of which Mr. Foster is the President.

6 Includes 35,000 shares owned by Mr. Leahy as Trustee for the benefit of his wife Ann Leahy and 35,000 shares owned by Ann Leahy as Trustee for the benefit of Mr. Leahy.

                                       Amount and
                                        Nature of            Percent of
Name and Address of                    Beneficial               Class
Beneficial Owner                        Ownership            Outstanding
-------------------                    ----------            -----------

Robert N. Thurston                       155,000   2 7           1.25%
991 Aster Ct.
Marco Island, FL  34145

Rolf E. Soderstrom                       250,000   2             2.02%
111 Freeman Lane
Orleans, MA  02653

Stan Vinson                               20,000   8              .16%
6060 S. Willow Dr.
Greenwood Village, CO  80111

Chelverton Fund Limited                  665,000                 5.37%
Craigmuir Chambers
P.O. Box 71, Road Town
Tortola, British Virgin Islands

All directors and the named executive
  officer as a group (8 persons)       3,466,679   2 3 8        28.00%












----------

7 Includes 5,000 shares held directly by Mr. Thurston's wife.

8 Includes options to purchase 20,000 shares of Common Stock which were granted under the Non-Employee Director Stock Option Plan.

                              EMPLOYMENT AGREEMENTS

         The Company has an employment agreement with Larry R. Inman, its President and Chief Executive Officer, which automatically renews on a yearly basis, unless terminated by the death or disability of the employee, or upon at least six months written notification by either party. The employment agreement provides for base compensation, bonus compensation and participation in the employee benefit plans offered by the Company.

         As of April 11, 2000, the Company entered into a Change of Control Agreement with Larry R. Inman. This agreement provides for compensation to Mr. Inman of one year's annual base salary as well as a bonus of $5,000 for each year of Company service in excess of five years in the event that he is terminated without cause within the period governed by the agreement.


                             EXECUTIVE COMPENSATION

         The following table sets forth certain information for each of the years ended December 31, 1999, 1998 and 1997, regarding compensation accrued or paid by the Company to (1) the Company's Chief Executive Officer, and (2) each executive officer of the Company who accrued or was paid compensation in excess of $100,000 in the year ended December 31, 1999:

                           SUMMARY COMPENSATION TABLE

------------------------------------------------------------- --------------------------------------- --------------

                    Annual Compensation                                       Long-Term Compensation
                    -------------------                                       ----------------------
                                                                      Awards                Pay-outs
---------------- -------- ----------- ---------- ------------ ------------- -------------- ---------- --------------
                                                    Other      Restricted    Securities    LTIP Pay-    All Other
   Name and                                        Annual        Stock       Underlying      Pay-        Compen-
   Principal                Salary      Bonus      Compen-       Award(s)     Options/       outs        sation
   Position       Year       ($)         ($)       sation($)       ($)        SARs (#)       ($)           ($)
---------------- -------- ----------- ---------- ------------ ------------- -------------- ---------- --------------
Larry R.          1999       108,000     20,000    14,400(1)                   20,000                   3,840(2)
Inman,            1998       108,000               14,400(1)                                            3,240(2)
President & CEO   1997       108,000      9,085    14,400(1)                                            3,513(2)




---------------- -------- ----------- ---------- ------------ ------------- -------------- ---------- --------------

         (1) Includes a $4,800 automobile expense allowance and a $9,600 farm-related expense allowance.

         (2) Constitutes matching cash contributions by the Company under the Company's 401(k) plan.


         No options or stock appreciation rights were granted to, or exercised by the Company's executive officers during the last fiscal year.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                  AMONG AG-BAG INTERNATIONAL, THE S&P 500 INDEX
                  AND THE S&P DIVERSIFIED MACHINERY GROUP INDEX

                  The following performance graph compares cumulative total return for Company stockholders over the past five years against the cumulative total return of the Standard & Poor's 500 Stock Index, and against the Standard & Poor's Diversified Machinery Group Index. The graph assumes $100 is invested in Company stock and each of the other two indices at the closing market quotation on December 31, 1994 and dividends are reinvested. The stock price performance shown on the graph is not necessarily indicative of future price performance.

             1994     1995     1996     1997     1998     1999
             ----     ----     ----     ----     ----     ----

Ag-Bag       $100.00  $109.52  $ 80.95  $ 40.48  $ 33.37  $ 30.95
S&P 500      $100.00  $134.11  $161.29  $211.30  $266.38  $323.97
S&P Mach.    $100.00  $120.74  $147.55  $191.94  $165.65  $210.12

                  Although the companies included in the S&P Diversified Machinery Group Index generally have a larger market capitalization than the Company, such companies are believed to provide the closest peer group representation with respect to the industry served by the Company.



PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC
                                  ACCOUNTANTS

                  The Board of Directors recommends that the stockholders ratify the appointment of Moss Adams LLP as independent public accountants to examine the financial statements of the Company for the fiscal year ending December 31, 2000. In September 1999, the Company's former accountants, Yerger and Meyer LLP, merged with Moss Adams LLP. A representative of Moss Adams LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions from stockholders.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                  Currently, there are 174,000 outstanding shares of Preferred Stock, Series A, owned by the Lemuel E. Cunningham Trust and by members of Mr. Cunningham's family. The Company maintains life insurance on the life of Mr. Cunningham in the amount of $1,000,000 for the purpose of redeeming the Preferred Stock at a price of $4 per share in the event of his death.

                  The Company purchases its Tri-Dura(R) rolls from a company (the "Supplier") owned by Steven G. Ross, a 14.54% stockholder of the Company. The Company purchased all of its Tri-Dura(R) rolls from the Supplier during 1999.

                              STOCKHOLDER PROPOSALS

                  Any stockholder proposals to be considered for inclusion in the proxy materials for the Company's 2001 Annual Meeting must be received at the principal executive offices of the Company not later than December 29, 2000.

                  The proxy holders will have discretionary authority to vote on any proposal which is presented at the 2001 Annual Meeting and not contained in the Company's proxy materials unless the Company receives notice of such proposal at its principal office no later than March 15, 2001.

                          TRANSACTION OF OTHER BUSINESS

         As of the date of this Proxy Statement, the Company is not aware of any other business to be presented at the Annual Meeting. However, if other matters properly come before the meeting, the proxy holders will vote the proxies received in accordance with their best judgment on such matters.

                           INCORPORATION BY REFERENCE

         The Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1999, transmitted with the Proxy Statement, are hereby incorporated by reference. No other portions of the Annual Report shall be deemed incorporated herein.

                              FINANCIAL INFORMATION

         THE COMPANY'S 1999 ANNUAL REPORT TO STOCKHOLDERS ACCOMPANIES THESE MATERIALS. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 MAY BE OBTAINED FROM THE COMPANY WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY. REQUESTS SHOULD BE DIRECTED TO THE CHIEF FINANCIAL OFFICER, AG-BAG INTERNATIONAL LIMITED, 2320 SE AG-BAG LANE, WARRENTON, OREGON 97146.


                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             LouAnn Tucker, Secretary





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

                                   Appendix I
                             Audit Committee Charter

Audit Committee's Role and Independence
---------------------------------------

The audit committee of the board of directors assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the corporation and such other duties as directed by the board. The membership of the committee shall consist of at least three directors who are generally knowledgeable in financial and management expertise. Each member shall be free of any relationship that, in the opinion of the board, would interfere with his or her individual exercise of independent judgement. The committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountants, the internal auditors and the management of the corporation. In discharging this oversight role, the committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose. This charter shall be reviewed annually and updated as needed.

Responsibilities
----------------

The audit committee's primary responsibilities include:

o Primary input into the recommendation to the board for the selection and retention of the independent accountant that audits the financial statements of the corporation. In the process, the committee will discuss and consider the auditor's written affirmation that the auditor is in fact independent, will discuss the nature and rigor of the audit process, receive and review all reports, and will provide to the independent accountant full access to the committee (and the board) to report on any and all appropriate matters.

o Provision of guidance and oversight to the internal audit function of the corporation, including review of the organization plans and results of such activity.

o Review of financial statements (including quarterly reports) with management and the independent auditor.


o Discussion with management and the auditors of the quality and adequacy of the company's internal controls.

o Discussion with management of the status of pending litigation, taxation matters, and other areas of oversight to the legal and compliance areas as may be appropriate

o Reporting on audit committee activities to the full board and issuance annually of a summary report (including appropriate oversight conclusions) suitable for submission to the shareholders.




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